EXHIBIT 10.2

TERM NOTE

U.S. $5,207,472.00	Dated as of November 6, 2020

FOR VALUE RECEIVED, the undersigned, PDEX FRANKLIN LLC, a California limited liability company (the “Borrower”), promises to pay to the order of MINNESOTA BANK & TRUST, a Minnesota state banking corporation (the “Lender”), the principal sum of FIVE MILLION TWO HUNDRED SEVEN THOUSAND FOUR HUNDRED SEVENTY TWO and No/100ths Dollars ($5,207,472.00) on or before November 1, 2030, or such earlier date as this promissory note (this “Note”) may be declared due and payable by Lender pursuant to the terms hereof and the terms of the Loan Agreement (the “Maturity Date”), together with interest on the principal amount thereof outstanding from time to time at the rate or rates described below, and any and all other amounts which may be due and payable hereunder or under any of the Loan Documents (as hereinafter defined) from time to time. This Note is made pursuant to the terms and conditions set forth in that certain Loan Agreement dated of even date herewith by and between Borrower and Lender (as amended, modified, supplemented or restated from time to time being the “Loan Agreement”). The amount disbursed by the Lender to Borrower, repayment of which is evidenced by this Note, is referred to as the “Loan”. All capitalized terms used and not expressly defined herein shall have the meanings given to such terms in the Loan Agreement.

Interest Prior to Default.

(a)

Interest Rate. The Borrower promises to pay interest on the unpaid principal amount hereof from the date hereof until such principal amount is paid in full at a per annum rate of interest (the “Interest Rate”) of 3.55%.

(b)

Change in Capital Adequacy Requirements. Section II.6 of the Loan Agreement is hereby incorporated herein in its entirety.

(c)

Interest After Default. Upon the occurrence and during the continuance of an Event of Default, including failure to pay upon final maturity, the interest rate on this Note shall be increased by adding an additional 3.000 percentage point margin (“Default Rate Margin”) over the interest rate that would otherwise be in effect hereunder. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

Payment Terms.

(a)

Principal and Interest. Payments of principal and interest due under this Note, if not sooner declared to be due in accordance with the provisions hereof, shall be made as follows (each such date when a payment is due and payable, a “Payment Date”):

(i)

On December 1, 2020, the Borrower shall make a payment of accrued interest;

TERM NOTE

U.S. $5,207,472.00	Dated as of November 6, 2020

(ii)

On the first day of each subsequent month and continuing until the Maturity Date, the Borrower shall make payments of principal and interest, each in the amount of $30,335.21; and

(iii)

The Loan shall be due and payable, and Borrower hereby promises to pay the outstanding principal amount of the Loan to Lender, together with all accrued interest thereon then remaining unpaid and all other unpaid amounts, charges, fees and expenses outstanding under this Note or under any of the other Loan Documents, on the Maturity Date. THIS NOTE REQUIRES A BALLOON PAYMENT.

(b)

Method of Payments. Both principal and interest are payable in lawful money of the United States of America to the Lender at 7701 France Avenue South, Edina, MN 55435 (or other location specified by the Lender) in immediately available funds. By its execution of this Note, the Borrower authorizes the Lender to charge from time to time against any of Borrower’s depository accounts maintained with the Lender any such payments when due and the Lender will use its reasonable efforts to notify the Borrower of such charges.

Interest Calculation Method. Interest on this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed in any portion of a month in which interest is due. If any payment to be made by the Borrower hereunder shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

Prepayment; Minimum Interest Charge. Borrower may voluntarily prepay the loan evidenced by this Note in whole or in part at any time; provided, however, that any such prepayment shall, unless made in connection with a casualty or condemnation event, be accompanied by a prepayment premium in immediately available funds (the “Prepayment Premium”) equal to: (1) 4% of the amount prepaid if such event occurs during the first or second Loan Year; (2) 3% of the amount prepaid if such event occurs during the third or fourth Loan Year; (3) 2% of the amount prepaid if such event occurs during the fifth or sixth Loan Year; or (4) 1% of the amount prepaid if such event occurs during the seventh or eighth Loan Year. For purposes of this Note, the term “Loan Year” shall mean the 12-month period commencing on the date of this Note (or the anniversary date thereof in any subsequent year) and ending on the day preceding the immediately following anniversary date of this Note (i.e., the first Loan Year shall end on November 5, 2021 and the second Loan Year shall commence on November 6, 2021). Notwithstanding the foregoing, no Prepayment Premium shall be due on prepayments in an aggregate amount of up to twenty percent (20%) of outstanding principal of the Loan in any Loan Year if such prepayment is made from the Borrower’s internally-generated cash flow. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments of accrued unpaid interest. Rather, early payment will reduce the principal balance due. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights

TERM NOTE

U.S. $5,207,472.00	Dated as of November 6, 2020

under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Minnesota Bank & Trust, 7701 France Avenue South, Edina, MN 55435.

Late Charge. If a payment due hereunder is not made within seven days after the date when due, Borrower shall pay to Lender a late payment charge of 5% of the amount of the overdue payment to compensate Lender for a portion of the cost related to handling the overdue payment.

Loan Agreement. This Note is the Term Note referred to in, and is entitled to the benefits of, the Loan Agreement. The Loan Agreement, among other things, (i) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events prior to the maturity hereof upon the terms and conditions therein specified; (ii) contains provisions for the mandatory prepayment hereof upon certain conditions; and (iii) contains provisions for the voluntary prepayment hereof, upon certain conditions.

Security Instrument. This Note is secured by, among other things, that certain Deed of Trust With Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith covering certain real property (“Property”) situated in the City of Tustin, County of Orange, State of California, as therein described, dated of even date herewith executed by the Borrower in favor of the Lender.

Waiver of Presentment and Demand for Payment; Etc. Borrower and any endorsers or guarantors hereof severally waive presentment and demand for payment, notice of intent to accelerate maturity, protest or notice of protest and non-payment, bringing of suit and diligence in taking any action to collect any sums owing hereunder or in proceeding against any of the rights and properties securing payment hereunder, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further security or the release of any security for this Note, all without in any way affecting the liability of Borrower and any endorsers or guarantors hereof. No extension of time for the payment of this Note, or any installment thereof, made by agreement by Lender with any person now or hereafter liable for the payment of this Note, shall affect the original liability under this Note of the undersigned, even if the undersigned is not a party to such agreement.

Event of Default. Any Event of Default (as defined in the Loan Agreement) shall constitute an Event of Default under this Note. Upon the occurrence of an Event of Default, in addition to any other rights or remedies Lender may have at law or in equity or under the Loan Agreement or under any other Loan Document, Lender may, at its option, without notice to Borrower, declare immediately due and payable the entire unpaid principal sum hereof, together with all accrued and unpaid interest thereon plus any other sums owing at the time of such Event of Default pursuant to this Note, the Security Instrument or any other Loan Document. The failure to exercise the foregoing or any other options shall not constitute a waiver of the right to exercise the same or any

TERM NOTE

U.S. $5,207,472.00	Dated as of November 6, 2020

other option at any subsequent time in respect of the same event or any other event. The acceptance by the holder of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing options at that time or at any subsequent time.

Expense Reimbursement. Borrower agrees to reimburse Lender upon demand for all reasonable out-of-pocket expenses (including attorneys’ fees and legal expenses) in connection with Lender’s enforcement of the obligations of the Borrower hereunder or under the Security Instrument or any other collateral document, whether or not suit is commenced including, without limitation, attorneys’ fees and legal expenses in connection with any appeal of a lower court’s order or judgment. The obligations of the Borrower under this paragraph shall survive any termination of the Loan Agreement, this Note, the Security Instrument, and any other Loan Document.

Successors and Assigns. This Note shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns except that Borrower may not assign or transfer its rights hereunder without the prior written consent of Lender, which consent may be withheld in Lender’s sole discretion. In connection with the actual or prospective sale by the Lender of any interest or participation in the loan obligation evidenced by this Note, Borrower hereby authorizes the Lender to furnish any information concerning the Borrower or any of its affiliates, however acquired, to any person or entity.

Usury. Borrower and Lender agree that no payment of interest or other consideration made or agreed to be made by Borrower to Lender pursuant to this Note shall, at any time, be in excess of the maximum rate of interest permissible by law. In the event such payments of interest or other consideration provided for in this Note shall result in an effective rate of interest which, for any period of time, is in excess of the limit of the usury or any other law applicable to the loan evidenced hereby, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice between or by any party hereto, be applied to the unpaid principal balance and not to the payment of interest; if a surplus remains after full payment of principal and lawful interest, the surplus shall be remitted by Lender to Borrower, and Borrower hereby agrees to accept such remittance. This provision shall control every other obligation of the Borrower and Lender relating to this Note.

Business Purpose Loan. The Loan is a business loan. Borrower hereby represents that this loan is for commercial use and not for personal, family or household purposes. The Borrower agrees that the Loan evidenced by this Note is an exempted transaction under the Truth In Lending Act, 15 U.S.C., §1601, et seq.

Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

TERM NOTE

U.S. $5,207,472.00	Dated as of November 6, 2020

WAIVER OF DEFENSES. OTHER THAN CLAIMS BASED UPON THE FAILURE OF THE LENDER TO ACT IN A COMMERCIALLY REASONABLE MANNER, THE BORROWER WAIVES EVERY PRESENT AND FUTURE DEFENSE (OTHER THAN THE DEFENSE OF PAYMENT IN FULL OR THAT NO EVENT OF DEFAULT EXISTED), CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH THE BORROWER MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY THE LENDER IN ENFORCING THIS NOTE OR ANY OF THE LOAN DOCUMENTS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER GRANTING ANY FINANCIAL ACCOMMODATION TO THE BORROWER.

Waiver of Right to Jury Trial; Venue. BORROWER WAIVES TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION RELATING TO OR ARISING FROM THIS NOTE. AT THE OPTION OF LENDER, THIS NOTE MAY BE ENFORCED IN ANY UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA OR THE STATE COURT SITTING IN EITHER HENNEPIN COUNTY, MINNESOTA OR IN ORANGE COUNTY, CALIFORNIA. BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT PROPER OR CONVENIENT. IN THE EVENT AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, LENDER, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

TERM NOTE

U.S. $5,207,472.00	Dated as of November 6, 2020

IN WITNESS WHEREOF, the Borrower has caused this Term Note to be signed by its duly authorized officer in favor of MINNESOTA BAN K & TRUST and to be dated as of the date set forth above.

BY INITIALING BELOW, THE UNDERSIGNED ACKNOWLEDGE(S) AND AGREE(S) THAT (A) THE UNDERSIGNED WAIVE(S) ANY RIGHTS UNDER SECTION 2954 .10 OF THE CALIFORNIA CIVIL CODE OR ANY SUCCESSOR STATUTE; AND (B) LENDER HAS MADE OR EXTENDED THE LOAN OR CREDIT PURSUANT TO THIS NOTE IN RELIANCE ON THESE AGREEMENTS .